                                  EXHIBIT 99.6

                              STANDSTILL AGREEMENT


         THIS STANDSTILL AGREEMENT (the "Agreement") dated as of November 21, 1997 by and between Rawlings Sporting Goods Company, Inc., a Delaware corporation (the "Company"), and Bull Run Corporation, a Georgia corporation ("Bull Run").

                              W I T N E S S E T H:

         WHEREAS, the Company and Bull Run have entered into that certain Investment Purchase Agreement dated as of the date hereof (the "Investment Agreement") pursuant to which Bull Run has agreed to purchase shares of Common Stock, par value $.01 per share ("Common Stock") of the Company and Warrants to purchase shares of Common Stock; and

         WHEREAS, as a condition to its entering into the Investment Agreement, the Company has required that Bull Run enter into this Agreement, which contains certain restrictions on purchases of the Company's capital stock by Bull Run and their respective Affiliates and Associates and certain other limitations on Bull Run and their respective Affiliates and Associates.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Company and Bull Run (each a "Party"), intending to be legally bound, hereby agrees as follows:


                                   ARTICLE 1.

                          DEFINITIONS AND CONSTRUCTION

         Section 1.1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings specified below:

         "Acquisition Completion Date" shall mean the earlier of (a) the first date upon which Bull Run obtains Beneficial Ownership of shares of Common Stock aggregating at least 10.1% of the outstanding shares of Common Stock (the computation of such percentage shall not include any shares of Common Stock issuable upon exercise of the Warrants), or (b) the first Business Day that is six (6) months (or such longer period provided by Section 1.02 of the Investment Agreement) after the Closing Date.

         "Affiliate" shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, provided that in the case of Bull Run, its Affiliates shall be all persons controlled by Bull Run, including without limitation Gray Communications Systems, Inc., Host Communications, Inc. and Universal Sports America, Inc., and the following Persons and their Affiliates: J. Mack Robinson, Robert S. Prather, Jr., Charles
L. Jarvie and James Host.

         "Applicable Law" shall mean all applicable provisions of all (a) constitutions, treaties, statutes, laws (including common law), rules, regulations, ordinances or codes of any Governmental Authority, and (b) orders, decisions, injunctions, judgments, awards and decrees of any Governmental Authority.

         "Associate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules




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and Regulations of the Exchange Act, provided that when used to indicate a relationship with Bull Run, the term "Associate" shall only mean the following Persons and their Associates: J. Mack Robinson, Robert S. Prather, Jr., Charles
L. Jarvie, James Host, Gray Communications Systems, Inc., Host Communications, Inc. and Universal Sports America, Inc.

         "Beneficial Owner" (including, with its correlative meanings, "Beneficially Own" and "Beneficial Ownership"), with respect to any securities, shall mean any Person which has, or any of whose Affiliates or Associates has, directly or indirectly, "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations of the Exchange Act as in effect on the date hereof) such securities, including pursuant to any agreement, arrangement or understanding (whether or not in writing).

         "Bull Run Nominee" shall mean Robert S. Prather, Jr., with respect to the Bull Run Nominee designated in Section 3.7(a) and Charles L. Jarvie, with respect to the Bull Run Nominee designated in Section 3.7(b), and the successors of such individuals as set forth in Section 3.7(c), provided that no Person who has not received the approval of a majority of the Disinterested Directors shall be deemed a Bull Run Nominee if such Person (a) is, or is an Affiliate, Associate, officer, director, member or employee of, a Person (other than the Company, Bull Run and their respective Affiliates and Associates), a substantial amount of the business of which is the manufacture or sale of sports equipment, supplies and apparel, (b) is, or is an Affiliate, Associate, officer, director, member or employee of a Person (other than the Company, Bull Run and their respective Affiliates and Associates), which Person has taken any actions which, if such Person were Bull Run, would violate Section 3.1, (c) is, or is an Affiliate, Associate, officer, director, member or employee of, a Person (other than the Company, Bull Run and their respective Affiliates and Associates), described in Rule 262 of Regulation A of the Securities Act, or (d) has been convicted by a court of competent jurisdiction of a misdemeanor involving moral turpitude or a felony.

         "Business Day" shall mean a day other than a Saturday, a Sunday, a day on which banking institutions in the States of Georgia or Missouri are authorized or obligated by law or required by executive order to be closed, or a day on which the New York Stock Exchange is closed.

         "Certificate" shall mean the Certificate of Incorporation of the Company, as amended, restated or supplemented from time to time.
         "Closing Date" shall mean November 21, 1997.

         "Common Stock" shall have the meaning set forth in the Recitals.

         "Control Event" shall mean (a) a Control Transaction, (b) at any time during a period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company shall cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's stockholders of each new director during such two-year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period, or (c) any Beneficial Owner of Voting Securities of the Company acquiring the legal or practical ability to elect a majority of the Company's Board of Directors.

         "Control Transaction" shall mean an agreement by the Company to be a party to (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger or (b) any sale, lease,




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exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the assets of the Company.

         "Disinterested Directors" shall mean those members of the Board of Directors of the Company that (a) are unaffiliated with Bull Run, (b) are not Bull Run Directors, and (c) are not "interested directors" within the meaning of Applicable Law, including Section 144 of the Delaware General Corporation Law.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "Governmental Authority" shall mean any federal, state, local or political subdivision, governmental or administrative body, instrumentality, department or agency or any court, administrative hearing body, arbitration tribunal, commission or other similar dispute resolution panel or body, and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of a government.

         "Group" shall mean any group within the meaning of Section 13(d)(3) of the Exchange Act as in effect on the date hereof.

         "Investment Agreement" shall have the meaning set forth in the Recitals.

         "Percentage Limitation" shall mean the lesser of (a) 10.1%, or (b) the percentage of outstanding shares of Common Stock Beneficially Owned by Bull Run and its Affiliates and Associates on the Acquisition Completion Date (the computation of such percentage shall not include any shares of Common Stock issuable or issued upon the exercise of the Warrants).

         "Person" shall mean an individual, a partnership, an association, a joint venture, a corporation, a business, a trust, any entity organized under Applicable Law, an unincorporated organization or any Governmental Authority.

         "Rights Plan" shall mean the Rights Agreement dated as of July 1, 1994, as amended, between the Company and ChaseMellon Shareholder Services, as rights agent.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall man the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         "The Company" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "Vote" shall mean, as to any entity, the ability to cast a vote at a stockholders' or comparable meeting of such entity with respect to the election of directors or other members of such entity's governing body.

         "Voting Power" shall mean the aggregate number of Votes of the Company outstanding as at such date.

         "Voting Securities" shall mean the Common Stock and any other securities of the Company having the right to Vote.




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         "Warrants" shall have the meaning set forth in the Investment
Agreement.

         Section 1.2. Interpretation and Construction of this Agreement. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Schedules shall be deemed to be references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).

                                   ARTICLE 2.

                RESTRICTIONS ON ACQUISITION OF VOTING SECURITIES
                  BY BULL RUN AND ITS AFFILIATES AND ASSOCIATES

         Section 2.1. Acquisition Restrictions. Subject to Sections 2.2, and 2.3, Bull Run agrees that it will not, and will cause each of its respective Affiliates and Associates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any shares of Common Stock on and following the Acquisition Completion Date, if as a result the shares of Common Stock Beneficially Owned in the aggregate by Bull Run and its Affiliates and Associates would represent more than the Percentage Limitation of the outstanding shares of Common Stock at such time (the computation of such percentage shall not include any shares of Common Stock issuable or issued upon exercise of the Warrants). Bull Run and its Affiliates and Associates may, from time to time after the Acquisition Completion Date, acquire, by purchase or otherwise, Beneficial Ownership of shares of Common Stock in an amount which would not cause the aggregate shares of Common Stock Beneficially Owned by Bull Run and its Affiliates and Associates to exceed the Percentage Limitation of the outstanding shares of Common Stock at such time (the computation of such percentage shall not include any shares of Common Stock issuable or issued upon exercise of the Warrants).

         Section 2.2.      Effect of Action by the Company.

         (a) Subject to Section 2.2(b), Bull Run shall not be deemed in violation of this Article 2 if the Beneficial Ownership of shares of Common Stock by Bull Run and its Affiliates and Associates exceeds the Percentage Limitation (i) solely as a result of an acquisition of shares of Common Stock by the Company that, by reducing the number of outstanding shares of Common Stock, increases the proportionate number of shares of Common Stock Beneficially Owned by Bull Run and its Affiliates and Associates, or (ii) because Bull Run and its Affiliates and Associates purchase shares in excess of the applicable Percentage Limitation in reliance on written information regarding the number of outstanding shares of the Company provided directly to any of Bull Run and its respective Affiliates and Associates by the Company in response to a request for such information by any of Bull Run and its respective Affiliates and Associates immediately prior to such purchase.

         (b) Notwithstanding Section 2.2(a), the Percentage Limitation shall be deemed exceeded if (i) in the case of Section 2.2(a)(i), Bull Run or any of its Affiliates or Associates acquires Beneficial Ownership of any additional shares of Common Stock after it has been notified of an acquisition of shares of Common Stock by the Company, or (ii) in the case of Section 2.2(a)(ii), Bull Run or any of its




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Affiliates or Associates acquires Beneficial Ownership of additional shares of
Common Stock after it has been notified that the information regarding the number of outstanding shares previously provided to it was incorrect and it has been provided by the Company with correct information, unless in the case of clause (i) or (ii) upon the acquisition of Beneficial Ownership of such additional shares of Common Stock, Bull Run and its Affiliates and Associates do not Beneficially Own in the aggregate more than the applicable Percentage Limitation.

         (c) If the Percentage Limitation shall be deemed exceeded, Bull Run and its Affiliates and Associates shall sell or otherwise dispose of an amount of shares of Common Stock necessary to cause Bull Run and its Affiliates and Associates to be in compliance with Section 2.1 within six (6) months after (i) in the case of Section 2.2(a)(i), the first date upon which it has been notified of an acquisition of shares of Common Stock by the Company, or (ii) in the case of Section 2.2(a)(ii), the first date upon which it has been notified that the information regarding the number of outstanding shares previously provided to it was incorrect and it has been provided by the Company with correct information. The six (6) month period during which Bull Run and its Affiliates and Associates may be required to sell or otherwise dispose of shares of Common Stock pursuant to this Section 2.2(c) shall be suspended and tolled during such times as and for as long as:

                  (i) (A) any Bull Run Nominee or any Affiliate or Associate of Bull Run is a member of the Company's Board of Directors or is an officer of the Company and (B) any officers or directors of the Company are prohibited from trading in the Common Stock pursuant to any policies or procedures of the Company;

                  (ii) (A) any Bull Run Nominee or any Affiliate or Associate of Bull Run is a member of the Company's Board of Directors or is an officer of the Company and (B) any officers or directors of the Company are prohibited from trading in the Common Stock of the Company at the direction of the Company's Board of Directors or legal advisors;

                  (iii) Bull Run has informed the Company that Bull Run believes that it may have knowledge of material non-public information relating to the Company and Bull Run has received neither (A) reasonably satisfactory written confirmation from the Company that the information in question is not material non-public information or (B) written confirmation from the Company that such information has been publicly disclosed in a manner and on terms reasonably satisfactory to Bull Run; or

                  (iv) Any profit realized by Bull Run, its Affiliates or Associates from such required sale or disposition would inure to the benefit of the Company pursuant to paragraph (b) of Section 16 of the Exchange Act.

Any time that such six (6) month period is suspended and tolled pursuant to this
Section 2.2(c), the Company shall provide Bull Run with written notice of the revised date as to which such period shall expire. Bull Run shall promptly notify the Company of any disagreement with the calculation of such new expiration date.

         Section 2.3. The Company's Rights Plan. Notwithstanding the provisions of Section 2.1, Bull Run agrees that it will not, and will cause each of its Affiliates not to, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any shares of Common Stock if such acquisition would result in Bull Run or any of its respective Affiliates being deemed an Acquiring Person (as such term is defined in the Rights Plan) or result in the occurrence of a Stock Acquisition Date, Distribution Date, Section 11(a)(ii) Event or Section 13 Event (as such terms are defined in the Rights Plan), as amended in accordance with the terms of the Investment Agreement.

                                   ARTICLE 3.

                 OTHER STANDSTILL PROVISIONS; QUORUM; DIRECTORS

         Section 3.1. Standstill Covenants. Except as set forth in Section 3.2, Bull Run agrees that it will not, and it will cause each of its respective Affiliates and Associates not to, directly or indirectly, alone or in concert with others, unless specifically requested in writing by the Chairman of the Company or by a resolution of a majority of the Disinterested Directors, take any of the actions set forth below:

                  (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in, or assist any other Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

                           (i) any acquisition of Beneficial Ownership of Common
                  Stock or other equity interests in the Company which would result in a breach of Article 2 of this Agreement;

                           (ii) any tender or exchange offer, merger,
                  consolidation, share exchange or business combination involving the Company or any material portion of its business or any purchase of all or any substantial part of the assets of the Company;

                           (iii) any recapitalization, restructuring,
                  liquidation, dissolution or other extraordinary transaction with respect to the Company or any material portion of its business; or

                           (iv) other than solely in connection with the
                  nomination or election of no more than two Bull Run Directors to the Company's Board of Directors, any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) with respect to the Company or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC) with respect to the Company;

                  (b) other than solely in connection with the nomination or election of no more than two Bull Run Directors to the Company's Board of Directors, propose any matter for submission to a vote of stockholders of the Company; provided that nothing in this Section 3.1(b) shall restrict the manner in which the Bull Run Directors may
         (i) vote on any matter submitted to the Company's Board of Directors, or (ii) participate in deliberations or discussions of the Company's Board of Directors (including making suggestions and raising issues to the Board) in their capacity as members of the Company's Board of Directors and in no other capacity;

                  (c) form, join or participate in a Group with respect to any Voting Securities (other than any Group whose members consist solely of Bull Run and any of its Affiliates and Associates);

                  (d) grant any proxy with respect to any Voting Securities to any Person not designated by the Company;

                  (e) deposit any Voting Securities in a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the Voting of such Voting Securities or other agreement having similar effect;




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                  (f) execute any written stockholder consent with respect to the Company;

                  (g) take any other action to seek to affect the control of the management or Board of Directors of the Company; provided that nothing in this Section 3.1(g) shall restrict the manner in which the Bull Run Directors may (i) vote on any matter submitted to such Board, or (ii) participate in deliberations or discussions of such Board (including making suggestions and raising issues to the Board) in their capacity as members of the Company's Board of Directors and in no other capacity; or

                  (h) enter into any discussions, negotiations, arrangements or understandings with any Person other than the Company, Bull Run, and their respective Affiliates, Associates, directors, officers, employees, agents or advisors with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing.

         Section 3.2 Exceptions to Standstill Covenants. Notwithstanding any other provision of this Agreement to the contrary, including the foregoing
Section 3.1:

                  (a) if any party other than the Company, Bull Run or their respective Affiliates or Associates commences or otherwise undertakes any tender or exchange offer which is approved by a majority of the Disinterested Directors, Bull Run may commence a competing tender or exchange offer having terms at least as favorable as those terms offered by such third party; and
                  (b) if a Control Event occurs or if the majority of the Disinterested Directors approves a Control Transaction or directs the officers, advisors or agents of the Company to find or negotiate with a third party regarding a Control Transaction, then the provisions of this Agreement shall not be applicable until such time as the majority of the Disinterested Directors shall have abandoned such actions.

         Section 3.3.      Press Releases, Etc. by Bull Run.

         (a) Subject to Section 3.3(b) and Sections 5.09 and 5.10 of the Investment Agreement, Bull Run may issue such press releases and make such other public communications to the financial community and to its stockholders and such other public statements made in the ordinary course relating to its investment in the Company, in each case as it reasonably deems appropriate and customary. Prior to making any such press release or other communication, Bull Run will use reasonable efforts to consult with the Company in good faith regarding the form and content of any such communication, and Bull Run will use reasonable efforts to coordinate any such communication with any decisions reached by the Company with respect to disclosures relating to such matters.

         (b) Notwithstanding the provisions of Section 3.3(a), unless required by Applicable Law or other than solely in connection with the nomination or election of not more than two Bull Run Directors to the Company's Board of Directors, neither Bull Run nor any of its Affiliates or Associates, may make any press release, public announcement or other communication with respect to any of the matters described in Sections 3.1(a), 3.1(b), 3.1(c), 3.1(g) or 3.1(h) without the prior written consent of the Chairman of the Company or by a resolution of a majority of the directors of the Company. Nothing in this
Section 3.3 shall permit Bull Run to take any action which would otherwise violate any provision contained in Section 3.1 or in Sections 5.09 or 5.10 of the Investment Agreement.

         Section 3.4. Voting of the Company's Voting Securities. Bull Run shall vote its shares of Common Stock (a) for the Bull Run Directors, and (b) other than as may be inconsistent with the




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foregoing clause (a), for any item of business raised at a meeting of the stockholders of the Company that has received (or will be received, as determined by the Company upon the review of proxies of the stockholders received by the Company immediately prior to such meeting) the affirmative vote of a majority of the stockholders of the Company in attendance at such meeting of the stockholders, whether in person or by proxy, other than Bull Run or any of its Affiliates or Associates, except (i) the waiver or repeal of any takeover defenses of the Company or the redemption of the rights issued pursuant to the Rights Agreement unless replaced with rights having at least the same takeover deterrent effect of the current rights, (ii) any changes in the capitalization having a material adverse effect on Bull Run, (iii) the merger or consolidation of the Company with or into another corporation or entity other than a wholly owned subsidiary of the Company, (iv) the liquidation or dissolution of the Company, and (v) the sale of all or substantially all of the assets of the Company.

         Section 3.5. Quorum. Bull Run shall use reasonable efforts to ensure that it shall be present, and shall use reasonable efforts to cause its Affiliates and Associates owning Voting Securities to be present, in each case, in person or by proxy, at all meetings of stockholders of the Company so that all Voting Securities Beneficially Owned by Bull Run and its Affiliates and Associates shall be counted for purposes of determining the presence of a quorum at such meeting.

         Section 3.6. Notice of Proposals Regarding Acquisition Transactions. Bull Run agrees that it will notify the Company promptly if any inquiries or proposals which Bull Run reasonably believes are of substance are received by, any information is exchanged with respect to, or any negotiations or substantive discussions are initiated or continued with, Bull Run or, to Bull Run's knowledge, with any of its Affiliates or Associates regarding any proposal involving (a) a sale of all or substantially all of the assets of the Company,
(b) a third-party tender offer, exchange offer or other purchase offer for Voting Securities with a number of Votes in excess of five percent (5%) of the Voting Power of the Company, (c) a merger, consolidation or other business combination involving the Company, or (d) a Control Event.

         Section 3.7.      Bull Run Directors.

         (a) On or before the Closing Date, the Board of Directors of the Company will cause the number of members to be elected to the Board of Directors to be increased to six (6) and will nominate a Bull Run Nominee for election to such additional director position at the annual meeting of stockholders scheduled to be held on January 15, 1998 for a term which will expire at the first annual meeting of stockholders following the end of the Company's fiscal year ending August 31, 2000. The Company's Board of Directors will recommend the election of such Bull Run Nominee to the Company's stockholders and the Company will solicit proxies for the election of such Bull Run Nominee pursuant to its proxy statement for such meeting to the same extent and in the same manner that it customarily solicits such proxies for other nominees of the Company's Board of Directors.

         (b) Within thirty (30) days after the first date upon which the shares of Common Stock Beneficial Owned in the aggregate by Bull Run and its Affiliates and Associates represents in excess of 5% of the outstanding shares of Common Stock at such time, but in any case, not on or prior to January 15, 1998, the Board of Directors of the Company will cause the number of members to be elected to the Board of Directors to be increased by one (1) and will appoint a second Bull Run Nominee as a director of the Company in the position created by such increase.

         (c) In the case of any vacancy occurring among the Bull Run Nominees serving on the Company's Board of Directors, Bull Run shall have the right to designate a Bull Run Nominee for appointment as a successor to hold office for the unexpired term of the Bull Run Nominee whose place shall be vacant. Prior to the annual meeting of stockholders of the Company at which any term of a Bull Run Nominee as director of the Company is scheduled to expire, (i) the Board of Directors will nominate a Bull Run Nominee designated by Bull Run to be elected or re-elected to such director position; (ii) the Board of Directors will recommend the election of such Bull Run Nominee to the Company's stockholders and (iii) the Company will select proxies for the election of such Bull Run Nominee pursuant to its proxy statement for such meeting to the same extent and in the same manner that it customarily solicits such proxies for other nominees of the Company's Board of Directors.

         (d) The Company's obligation to solicit proxies for the election and reelection of Bull Run Nominees pursuant to this Section 3.7 is subject to Bull Run providing all information requested by the Company and reasonable necessary for the Company to prepare the proxy statement in accordance with the SEC's proxy rules in a timely and complete manner.

         (e) Notwithstanding anything in this Section 3.7 to the contrary, the Company shall have no obligation to nominate, appoint, recommend or solicit proxies for any Bull Run Nominee unless such Bull Run Nominee has entered into an Agreement with Bull Run and the Company in the form attached hereto as Exhibit A.

         Section 3.8 Right of First Refusal. Bull Run will not, and Bull Run will cause its Affiliates and Associates not to, seek, offer, propose or cause or participate in, or assist any other Person to effect, seek, offer or propose or participate in the sale of the Warrants or shares of Common Stock Beneficially Owned by Bull Run or its Affiliates and Associates without first offering such shares to the Company at the price and upon the terms of such proposed transfer or sale. The Company shall have thirty (30) days during which it may accept the offer and sixty (60) days thereafter during which to close the purchase of such shares if it accepts the offer. If the Company elects not to accept the offer, Bull Run may transfer or sell the shares to a third party within sixty (60) days following the expiration of the Company's option at a price and upon terms no more favorable to the acquirer of such shares as that offered to the Company, provided that prior to the sale or transfer of such shares, the transferee shall agree to be bound by the terms and conditions of this Agreement during its term and until its termination pursuant to Article 4. This Section 3.8 shall not apply to any sales by Bull Run (a) made in accordance with Rule 144(b) under the 1933 Act, (b) to a third party pursuant to a tender or exchange offer which has been approved by the majority of the Disinterested Directors, or (c) pursuant to the registration of such shares of Common Stock pursuant to the Securities Act in a bona fide public offering.


                                   ARTICLE 4.

                              TERM AND TERMINATION

         Section 4.1. Termination. The provisions of this Agreement shall terminate on the date sixty-six (66) months after the Acquisition Completion Date. The provisions of this Agreement also shall terminate in the event of a material breach by the Company of any of the terms of this Agreement, the Investment Agreement, the Registration Rights Agreement referred to in the Investment Agreement or the Warrants if the Company fails to cure such breach within forty-five (45) days after its receipt of notice of such breach from Bull Run. Any termination of this Agreement as provided herein shall be without prejudice to the rights of any Party arising out of the breach by any other Party of any provision of this Agreement.


                                   ARTICLE 5.

                                  MISCELLANEOUS

         Section 5.1. Notices. All notices and other communications required or permitted by this Agreement shall be made in writing and shall be deemed delivered when delivered in person, transmitted by telecopier, or three days after it has been sent by mail, as follows:

         The Company:      Rawlings Sporting Goods Company, Inc.
                                    1859 Intertech Drive
                                    Fenton, Missouri  63026
                                    Attn: Mr. Paul E. Martin
                                    Telecopy No.: (314) 349-3598

         with a copy to:            Stinson, Mag & Fizzell, P.C.
                                    1201 Walnut, Suite 2800
                                    P.O. Box 419251
                                    Kansas City, Missouri  64141-6251
                                    Attn:  Craig L. Evans, Esq.
                                    Telecopy No.: (816) 691-3495

         Bull Run:                  Bull Run Corporation
                                    4370 Peachtree Road
                                    Atlanta, Georgia 30319
                                    Attn: Mr. Robert S. Prather, Jr.
                                    Telecopy No.: (404) 261-9607

         with a copy to:            Alston & Bird LLP
                                    One Atlantic Center
                                    1201 West Peachtree St.
                                    Atlanta, Georgia  30309
                                    Attn:  Stephen A. Opler, Esq.
                                    Telecopy No.: (404) 881-4777

The Parties shall promptly notify each other in the manner provided in this
Section 5.1 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.
         Section. 5.2. Assignment. No Party will assign this Agreement or any rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

         Section 5.3. Entire Agreement. This Agreement, including the Exhibits attached hereto, embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

         Section 5.4. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

         Section 5.5. Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

         Section 5.6. Governing Law. This Agreement shall be governed by the laws of the State of Georgia, without regard to conflict or choice of laws principles.

         Section 5.7. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by Applicable Law, each Party waives any provision of Applicable Law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

         Section 5.8. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

         Section 5.9. Remedies. In addition to any other remedies which may be available to the Company (including any remedies which the Company may have at law or in equity): Bull Run agrees that the Company shall have no obligation to honor transfers of Voting Securities or other equity interests in the Company to Bull Run or any of its Affiliates or Associates which would cause any of Bull Run and Affiliates or Associates to Beneficially Own Voting Securities or other equity interests in the Company in violation of this Agreement, any such transfers shall be void and of no effect, and the Company shall be entitled to instruct any transfer agent or agents for the equity interests in the Company to refuse to honor such transfers.

         IN WITNESS WHEREOF, the Company and Bull Run have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.

                                                RAWLINGS SPORTING GOODS COMPANY,
                                                INC.


                                                By:   /s/ HOWARD B. KEENE
                                                      ----------------------
                                                   Name:  Howard B. Keene
                                                   Title: President

                                                BULL RUN CORPORATION


                                                By:   /s/ ROBERT S. PRATHER, JR.
                                                      --------------------------
                                                   Name:  Robert S. Prather, Jr.
                                                   Title: President

                                                                   EXHIBIT A

                                    AGREEMENT

         THIS AGREEMENT (the "Agreement") dated as of _________, 199__ by and among Rawlings Sporting Goods Company, Inc., a Delaware corporation (the "Company"), Bull Run Corporation, a Georgia corporation ("Bull Run"), and ______________________, an individual residing at
_________________________________ ("Bull Run Nominee").

                              W I T N E S S E T H:

         WHEREAS, the Company and Bull Run have entered into that certain Standstill Agreement dated as of November 21, 1997 (the "Standstill Agreement") pursuant to which the Company has agreed to appoint or nominate certain individuals designated by Bull Run to be directors of the Company; and

         WHEREAS, as a condition to its entering into the Standstill Agreement, and as a condition to the Board of Directors of the Company nominating or appointing such designee to the Board of Directors, the Company requires that each individual designated by Bull Run enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and in the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Company, Bull Run and the Bull Run Nominee (each a "Party"), intending to be legally bound, hereby agrees as follows:

         1. The Bull Run Nominee agrees to serve as a member of the Board of Directors until the earlier of his or her resignation or upon the expiration of the term thereof. The Bull Run Nominee further agrees to immediately resign all positions as a director and officer of the Company and any subsidiary of the Company upon any of the following events: (i) upon the written request by Bull Run delivered to the Bull Run Nominee requesting the Bull Run Nominee to resign as a director of the Company; and (ii) upon the termination of the Warrants (as defined in the Standstill Agreement) if the Warrants are not exercised in full prior to their termination.

         2. Clause (ii) of Section 1 of this Agreement and Section 3 of this Agreement shall terminate on the earlier of (i) the date sixty-six (66) months after the Acquisition Completion Date, or (ii) in the event of a material breach by the Company of any of the terms of this Agreement, the Standstill Agreement, the Investment Agreement, or the Registration Rights Agreement referred to in the Investment Agreement or the Warrants if the Company fails to cure such breach within forty-five (45) days after its receipt of notice of such breach from Bull Run. The remainder of this Agreement shall not terminate until the Bull Run Nominee is no longer a director of the Company.
         3. The Bull Run Nominee acknowledges, and agrees to be bound by, the terms of the Standstill Agreement as fully as if the Bull Run Nominee was a party thereto.

         IN WITNESS WHEREOF, the Company, Bull Run and the Bull Run Nominee have caused their respective duly authorized officers to execute this Agreement as of the day and year first above written.

                                                RAWLINGS SPORTING GOODS COMPANY,
                                                INC.


                                                By:
                                                        Name:
                                                        Title:

                                                BULL RUN CORPORATION


                                                By:
                                                        Name:
                                                        Title:


                                                "Bull Run Nominee"



                                 Name: